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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                January 30, 2004

                                MANOR CARE, INC.
             (Exact name of registrant as specified in its charter)


Delaware                            1-10858                  34-1687107
(State or other jurisdiction        (Commission              (IRS Employer
of incorporation)                   File Number)             Identification No.)


333 N. Summit Street, Toledo, Ohio                              43604-2617
(Address of principal executive offices)                        (Zip Code)



       Registrant's telephone number, including area code: (419) 252-5500


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibit.


  99.1  Press Release dated January 30, 2004 issued by Manor Care, Inc.



ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION



The following information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934.

On January 30, 2004, Manor Care, Inc. issued a news release to report its financial results for the fourth quarter of 2003. A copy of this press release is filed herewith as Exhibit 99.1.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Manor Care, Inc.
                                   (Registrant)

Date: January 30, 2004             By:    /s/ Geoffrey G. Meyers
                                          ------------------------------
                                          Geoffrey G. Meyers
                                          Executive Vice President and Chief
                                          Financial Officer


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                                  EXHIBIT INDEX

Exhibit
Number              Description
------              -----------

99.1     Press Release dated January 30, 2004 issued by Manor Care, Inc.